Exhibit 99.10

MBNA MASTER CREDIT CARD TRUST II

SERIES 1996-H

KEY PERFORMANCE FACTORS
JUNE, 2001



        Expected B Maturity                                       09/17/01


        Blended Coupon                                          4.2068%



        Excess Protection Level
          3 Month Average  7.39%
          June, 2001  7.00%
          May, 2001  7.85%
          April, 2001  7.33%


        Cash Yield                                  19.00%


        Investor Charge Offs                        5.67%


        Base Rate                                   6.32%


        Over 30 Day Delinquency                     4.78%


        Seller's Interest                           8.00%


        Total Payment Rate                          14.15%


        Total Principal Balance                     $ 57,876,901,808.74


        Investor Participation Amount               $ 1,200,000,000.00


        Seller Participation Amount                 $ 4,631,211,247.25